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EXHIBIT 99.02

STATEMENT OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Goldfarb, certify that:

1.
The Quarterly Report on Form 10-Q for the quarter ended February 28, 2003 (the "Report") of Lehman Brothers Holdings Inc. (the "Company"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2003
/s/ DAVID GOLDFARB David Goldfarb Chief Financial Officer and Executive Vice President

A signed original of this written statement required by Section 906 has been provided to Lehman Brothers Holdings Inc. and will be retained by Lehman Brothers Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 99.02
STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002